EXHIBIT 99.4
                                 ------------

                          The Novation Confirmation

CREDIT SUISSE [LOGO OMITTED]


                             Novation Confirmation

Date:    28 December 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-20

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53174754NOV
------------------------------------------------------------------------------

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

         2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:

         Novation Date:                    28 December 2006

         Novated Amount:                   USD 200,000,000 subject to amortization as set
                                           out in the Additional Terms.

         Transferor:                       Credit Suisse Management LLC

         Transferee:                       The Bank of New York, not in its individual or
                                           corporate capacity, but solely as trustee
                                           for the Supplemental Interest Trust
                                           created under the Pooling and Servicing
                                           Agreement for CHL Mortgage Pass-Through
                                           Trust 2006-20

         Remaining Party:                  CSIN



CREDIT SUISSE [LOGO OMITTED]


         New Agreement (between Transferee and    1992 ISDA Master Agreement dated as of
         Remaining Party):                        28 December 2006


         3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

         Trade Date of Old Transaction:                        11 December 2006
         Effective Date of Old Transaction:                    28 December 2006
         Termination Date of Old Transaction:                  25 June 2011


         4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

         Full First Calculation Period:                        Applicable

         5. Miscellaneous Provisions:



         Non-Reliance:                                         Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

CREDIT SUISSE [LOGO OMITTED]

         The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.



Credit Suisse International



By:    /s/ Steven J. Reis
       -----------------------------------
 Name:   Steven J. Reis
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  /s/ Yolanda Perez-Wilson
     -------------------------------------
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President



The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-20


By:  /s/ Matthew Sabino
     -----------------------------------
     Name: Matthew Sabino
     Title:  Assistant Treasurer




Our Reference No: External ID: 53174754NOV / Risk ID: 447625195 and 447625224

CREDIT SUISSE [LOGO OMITTED]


                                   EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

                                CREDIT SUISSE INTERNATIONAL

CREDIT SUISSE [LOGO OMITTED]    One Cabot Square,       Telephone 020 7888 8888
                                London E14 4QJ          www.credit-suisse.com

                                                              28 December 2006


The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-20

External ID: 53174754N3

------------------------------------------------------------------------------

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-20.

     6. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 28 December 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


         CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.


2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Rate Cap Transaction

                  Notional Amount:                     USD 200,000,000.00, subject to amortization as set
                                                       out in the Additional Terms

CREDIT SUISSE [LOGO OMITTED]

                  Trade Date:                          11 December 2006

                  Effective Date:                      28 December 2006

                  Termination Date:                    25 June 2011.

         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        28 December 2006, subject to adjustment in accordance with the Following Business Day Convention

                  Fixed Amount:                        USD 846,800

         Floating Amounts:

                  Floating Amount
                  Payer:                               CSIN

                  Floating Rate
                  Payer Period End Dates:              The 25th of each month, commencing on 25
                                                       January 2007, and ending on the Termination Date,
                                                       inclusive, with No Adjustment to Period
                                                       End Dates.

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate
                                                       Payer Period End Date

                  Cap Rate:                            5.35%

                  Initial Calculation Period:          From and including 28 December 2006 up to but
                                                       excluding the Floating Rate Payer Period End Date
                                                       scheduled to occur on 25 January 2007




                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.85%


CREDIT SUISSE [LOGO OMITTED]

                  Designated Maturity:                 1 month

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable


         Business Days:                                New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing


                  Payments to Counterparty:            The Bank of New York

                                                       New York, NY
                                                       ABA # 021-000-018
                                                       GLA # 111-565
                                                       For Further Credit: TAS A/C 501576
                                                       Attn: Matthew J. Sabino 212-815- 6093
                                                       Fax: 212-815-3986


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial
Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.





CREDIT SUISSE [LOGO OMITTED]

                               ADDITIONAL TERMS


---------------------------------------------------------------------
                                          Notional Amount:
  Calculation Period up to but                  (USD)
   excluding the Floating Rate
 Payer Period End Date scheduled
          to occur on:
---------------------------------------------------------------------
         25-January-2007                   200,000,000.00
---------------------------------------------------------------------
        25-February-2007                   199,999,917.34
---------------------------------------------------------------------
          25-March-2007                    199,999,792.07
---------------------------------------------------------------------
          25-April-2007                    199,999,624.13
---------------------------------------------------------------------
           25-May-2007                     199,999,413.50
---------------------------------------------------------------------
          25-June-2007                     199,993,641.62
---------------------------------------------------------------------
          25-July-2007                     199,800,036.20
---------------------------------------------------------------------
         25-August-2007                    199,419,720.03
---------------------------------------------------------------------
        25-September-2007                  198,854,202.95
---------------------------------------------------------------------
         25-October-2007                   197,878,914.35
---------------------------------------------------------------------
        25-November-2007                   196,494,605.88
---------------------------------------------------------------------
        25-December-2007                   194,707,303.39
---------------------------------------------------------------------
         25-January-2008                   192,523,891.25
---------------------------------------------------------------------
        25-February-2008                   189,952,100.94
---------------------------------------------------------------------
          25-March-2008                    187,000,496.59
---------------------------------------------------------------------
          25-April-2008                    183,678,457.45
---------------------------------------------------------------------
           25-May-2008                     179,996,157.47
---------------------------------------------------------------------
          25-June-2008                     175,964,541.86
---------------------------------------------------------------------
          25-July-2008                     171,595,300.78
---------------------------------------------------------------------
         25-August-2008                    166,900,840.23
---------------------------------------------------------------------
        25-September-2008                  161,894,250.18
---------------------------------------------------------------------
         25-October-2008                   156,589,270.05
---------------------------------------------------------------------
        25-November-2008                   151,000,251.67
---------------------------------------------------------------------
        25-December-2008                   145,142,119.85
---------------------------------------------------------------------
         25-January-2009                   139,030,330.65
---------------------------------------------------------------------
        25-February-2009                   132,680,827.59
---------------------------------------------------------------------
          25-March-2009                    126,109,995.86
---------------------------------------------------------------------
          25-April-2009                    119,334,614.80
---------------------------------------------------------------------
           25-May-2009                     112,371,808.77
---------------------------------------------------------------------
          25-June-2009                     105,238,996.69
---------------------------------------------------------------------
          25-July-2009                      97,991,286.16
---------------------------------------------------------------------
         25-August-2009                     90,986,518.68
---------------------------------------------------------------------
        25-September-2009                   84,219,108.79
---------------------------------------------------------------------
         25-October-2009                    77,683,599.02
---------------------------------------------------------------------
        25-November-2009                    71,374,656.92

CREDIT SUISSE [LOGO OMITTED]

---------------------------------------------------------------------
                                          Notional Amount:
  Calculation Period up to but                  (USD)
   excluding the Floating Rate
 Payer Period End Date scheduled
          to occur on:
---------------------------------------------------------------------



---------------------------------------------------------------------
        25-December-2009                    65,287,072.23
---------------------------------------------------------------------
         25-January-2010                    59,415,754.06
---------------------------------------------------------------------
        25-February-2010                    53,755,728.21
---------------------------------------------------------------------
          25-March-2010                     48,302,134.45
---------------------------------------------------------------------
          25-April-2010                     43,050,223.98
---------------------------------------------------------------------
           25-May-2010                      37,995,356.82
---------------------------------------------------------------------
          25-June-2010                      33,132,999.36
---------------------------------------------------------------------
          25-July-2010                      28,458,721.94
---------------------------------------------------------------------
         25-August-2010                     23,968,196.43
---------------------------------------------------------------------
        25-September-2010                   19,657,193.97
---------------------------------------------------------------------
         25-October-2010                    15,670,383.37
---------------------------------------------------------------------
        25-November-2010                    13,599,129.97
---------------------------------------------------------------------
        25-December-2010                    11,601,957.96
---------------------------------------------------------------------
         25-January-2011                    9,677,161.85
---------------------------------------------------------------------
        25-February-2011                    7,823,075.27
---------------------------------------------------------------------
          25-March-2011                     6,038,070.05
---------------------------------------------------------------------
          25-April-2011                     4,320,555.42
---------------------------------------------------------------------
           25-May-2011                      2,668,977.08
---------------------------------------------------------------------
          25-June-2011                      1,081,816.38
---------------------------------------------------------------------

CREDIT SUISSE [LOGO OMITTED]



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                           Yours faithfully,

                                           Credit Suisse International



                                           By:  /s/ Steven J. Reis
                                                --------------------------
                                                Name: Steven J. Reis
                                                Title: Authorized Signatory




Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-20


By:  /s/ Matthew Sabino
     -----------------------------
     Name:   Matthew Sabino
     Title:  Assistant Treasurer




Our Reference No: External ID: 53174754N3 / Risk ID: 447625195 and 447625224